SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 26, 1999


                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                             Commission File Number:



Delaware                            One ServiceMaster Way             36-3858106
                                    Downers Grove, IL 60515

(State or other jurisdiction         (Address of                 I.R.S. Employer
of incorporation or organization)     executive office)      Identification No.)




Registrant's telephone number, including area code:            (630)  271-1300



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Item 5.     Other Events

Issuance of News Release Regarding Results of 1998 Operations

The ServiceMaster Company, a Delaware corporation (the "Company"), announced the results of operations for 1998 through a news release dated January 26, 1999.

Item 7.           Financial Statements and Exhibits

                  Financial Statements:

                   1. Consolidated Statements of Income of The ServiceMaster Company for the three months ended December 31, 1997 and 1998 and the twelve months ended December 31, 1997 and 1998 (annexed to the News Release as Exhibit 1).

                   2.      Condensed   Consolidated   Balance   sheets   of  The
                           ServiceMaster Company as of December 31, 1998 and 1997 (annexed to the News Release as Exhibit 2).

                   3. Condensed Consolidated Statements of Cash Flows of The ServiceMaster Company for the twelve months ended December 31, 1997 and 1998 (annexed to the News Release as Exhibit 3).

                  Exhibits:

                  1.       News Release dated January 26, 1999.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY
                                       (Registrant)

                                 By:      /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel